PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED

Dear Shareholder:

     The last year was a tough one that most income investors would rather forget. The Preferred Income Opportunity Fund took its share of the lumps that were being handed out, although we think we fought a good rear guard action. At the end of Fiscal 1999, the Fund was still at the top of Morningstar's scale with an overall rating of "Five Stars" (as discussed in greater detail in the following Question & Answer section).

     Our "report card" in the following table shows the total returns earned by the Fund on net asset value ("NAV") for various time periods through November 30, 1999, the end of our fiscal year. For comparison purposes, we have also shown the results of a composite of over 50 higher quality closed-end bond funds compiled from Lipper's database. That comparison seems appropriate since the Preferred Income Opportunity Fund is designed to provide income investors with an alternative to such bond funds, even though it is not a bond fund itself. The bond funds were tough competition in the last year, but we have much to crow about over the longer pull.


---------------------------------------------------------------------------------------

                   TOTAL RETURN PER YEAR ON NET ASSET VALUE*
                           FOR PERIODS ENDED 11/30/99

                                                               ONE     FIVE      LIFE
                                                              YEAR     YEARS    OF FUND
                                                              ----     -----    -------
Preferred Income Opportunity Fund...........................  -3.6%    11.1%     10.0%
Lipper Composite of Investment Grade Bond Funds**...........   0.3%     8.6%      6.9%
---------------

  * Based on data provided by Lipper Inc. Distributions are assumed to be reinvested at
    NAV in accordance with Lipper's practice, which differs from the procedures used elsewhere in this report.

 ** Includes all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund database.
---------------------------------------------------------------------------------------

     The rise in interest rates in the year ended November 30, 1999 was, at best, a mixed blessing for the Fund. The yields on long term Treasury bonds increased from approximately 5% at the start of the fiscal year to about 6 1/4% at the end, which caused a sharp decline in the prices of bonds and preferreds generally. Our put option hedges, which typically create a "safety net" somewhat below the market, offset only part of the price declines; and the market weakness hurt the Fund's net asset value and total return on balance. However, the gains that our hedges did produce allowed the Fund to add to its holdings of preferreds and to boost its income. The pay off was an increase at mid-year in the dividend rate on the Fund's shares.

     As Fiscal 1999 progressed, many preferreds showed even greater price weakness than Treasury bonds. The blame was generally put on concerns about the Y2K computer bug. The supply of corporate bonds and preferreds weighed heavily on the market as numerous corporations "played it safe" by financing ahead of schedule. Meanwhile, the buyers went on strike, choosing to hang back to see what would happen. The effect was to throw a wet blanket on the preferred market.

     They say, "It's an ill wind that blows no one any good." Because preferreds underperformed Treasury bonds last year, they are starting out Fiscal 2000 at historically generous yields compared to Treasuries. If this causes preferreds to produce better returns than Treasuries in the future, it will create a favorable "tail wind" for our hedged portfolio.

     For the year as a whole, traditional preferreds eligible for the Dividends Received Deduction ("DRD") available to corporate investors typically outperformed hybrid preferreds. However, relationships within the preferred market produced more zigs and zags than real trends. (See the Q&A section for a refresher course on the differences between the two types of preferreds.) As the pie chart shows, there were no substantial changes versus the previous year-end in the breakdown of the portfolio among the major sectors of the preferred market. Each time the market zigged or zagged, so did we. In the end, the percentage breakdown of the portfolio wound up pretty much where it started.

          [1997 AND 1998 PREFERRED INCOME OPPORTUNITY FUND PIE CHART]

                       Preferred Income Opportunity Fund


                             11/30/98     11/30/99
                             --------     --------
Adjustable Rates              13.8%         10.8%
Traditional Fixed Rates       36.9%         40.1%
Common Stock                   1.4%          0.5%
Hybrids                       43.5%         41.1%
Cash & Other                   4.4%          7.5%


     We are doing our best to take advantage of some opportunities that we see in the market now. In particular, we think some bargains are available among certain traditional (DRD) preferreds, including some new issues that have recently come to market. In addition, hybrid preferreds owned primarily by individual investors also seem severely depressed by year-end tax selling. It's fun to go shopping at these levels!

     On December 30, 1999, the Fund paid to shareholders a special distribution of $0.58 per share, which was mostly due to the realization of capital gains during Fiscal 1999. Given market conditions, our hedges were clearly the main source of gains last year. The Fund has paid a special year-end distribution in every year but one since its inception, even though we manage its portfolio with the goal of high current income, not capital gains.

     Effective in January, 2000, the Fund's monthly dividend rate per share will be reduced slightly from $0.0710 to $0.0680 to adjust for the reduction in the Fund's earning assets caused by the special year-end distribution. This is similar to the adjustments made in previous years for such distributions. We anticipate that shareholders that reinvest the year-end distribution through the Fund's Dividend Reinvest-ment Plan (affectionately called the "DRIP") will not experience any reduction in total income in dollars. The Q&A section explains this further and illustrates graphically the Fund's income record.

     Finally, we want to put in a plug for WWW.PREFERREDINCOME.COM, the new web site for the Preferred Income Group of closed-end funds. You can find current information there on market prices, net asset values, discounts, yields, dividends, performance and portfolio holdings, as well as news items and general information about the Fund. We expect to improve the site from time to time, but we need to know what would be helpful to you. Please let us hear from you.


                                         Sincerely,

                                         /s/ Robert T. Flaherty
                                         ---------------------------
                                         Robert T. Flaherty
                                         Chairman of the Board


December 15, 1999

                              QUESTIONS & ANSWERS

WHAT ARE THE FUND'S MORNINGSTAR RATINGS?

     Preferred Income Opportunity Fund had an "overall" rating of five stars at the end of Fiscal 1999 on November 30, 1999. It was rated five stars for the last five fiscal years and four stars for the latest three fiscal years.

     Morningstar's proprietary ratings are based upon a fund's historical risk adjusted performance on net asset value versus the returns on 90 day U.S. Treasury bills. Certain adjustments are made for fees and a risk penalty is assessed for returns below Treasury bills. The Preferred Income Opportunity Fund is ranked against the universe of closed-end taxable bond funds, including 128 funds for both the three and five-year periods. The top 10% of the funds receive five stars, while 22.5% receive four stars, 35% get three stars, 22.5% get two stars and 10% receive one star. The ratings are subject to change every month.

     You can check our up-to-date ratings at any time by visiting our new web site, WWW.PREFERREDINCOME.COM. You will find there a direct link to the page in Morningstar's web site that displays our ratings.

     OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

HOW HAS THE FUND USUALLY DONE IN WEAK MARKETS?

     Typically, we have done very well in tough times. This is consistent with our Morningstar ratings, which pay particular attention to risk. Further confirmation is provided by the following bar chart.

                     [PREFERRED INCOME OPPORTUNITY FUND]

                     LIPPER COMPOSITE OF INVESTMENT         PREFERRED INCOME
                             GRADE BOND FUNDS              OPPORTUNITY INDEX
                     -------------------------------       ------------------

Weak Markets                    -8.1%                           -2.0%
Strong Markets                  17.5%                           18.2%
All Markets                      6.9%                           10.0%


     THE DATA PROVIDED BY LIPPER INC., SHOW THE AVERAGE ANNUALIZED TOTAL RETURNS IN THE 94 MONTHS ENDED 11/30/99, INCLUDING 36 WEAK MARKETS AND 58 STRONG MARKETS.

     The chart breaks down the Fund's historical total returns, on a month by month basis, between strong and weak markets based upon whether the Lipper composite of higher quality bond funds managed to beat the total return on Treasury bills. As the chart indicates, we have generally done reasonably well in good markets and extremely well in bad markets, which has produced outstanding results overall.

WAS SOMETHING DIFFERENT ABOUT THIS YEAR'S DOWN MARKET?

     Very definitely! To begin with, the Fund's performance was not as outstanding as we have come to expect in a down market. As detailed on the following page, the explanation lies in the particular reasons behind the weakness in the preferred market in Fiscal 1999.

     The pressure on preferred prices in the last year can be divided into two components:

1. The impact of the GENERAL INCREASE IN INTEREST rates as represented by the rising yields of Treasury bonds. Our hedges are designed to reduce the Fund's exposure to this risk, and they worked very much as they have in the past. We made good profits on our hedges in Fiscal 1999.

2. The UNDERPERFORMANCE OF PREFERREDS compared to Treasuries, which is discussed in our opening letter. Since our hedges are based on Treasuries, we do not expect them to offset the amount by which preferreds perform better or worse than Treasuries. Fiscal 1999 would have been a much better year if preferreds had just mirrored the performance of Treasuries.

     Preferreds rarely track Treasuries in lockstep. In fact, preferreds often become either expensive or cheap as they get "out of sync" with Treasuries, although such tracking errors tend to balance out over longer time periods. Such distortions are typically due to aberrations in supply factors, which can be difficult to predict ahead of time. Our goal is to recognize such discrepancies in valuations when they do occur and to adjust the Fund's portfolio to take advantage of them over the longer term.

WILL THE SPECIAL YEAR-END DISTRIBUTION REDUCE THE VALUE OF MY INVESTMENT IN THE FUND?

     It depends on whether or not the distribution is reinvested. Let's use the analogy of a savings account. Taking the distribution out is a withdrawal of principal that will reduce the account's value. You can not get back to where you started without reinvesting.

     A good many of our shareholders reinvest all distributions, including the monthly dividends, through the Fund's Dividend Reinvestment Plan. The DRIP is a particularly efficient way to reinvest on a regular basis with a minimum of hassle. If your shares are held in a brokerage account, ask your broker how to participate in the Fund's DRIP. If you hold your shares in certificate form, call the Plan's agent, PFPC Inc., at 1-800-331-1710 for more information.

     Shareholders who wish to reinvest only now and then in amounts of their own choosing can always acquire more shares of the Preferred Income Opportunity Fund by calling their brokers and purchasing shares in the market.

HOW WILL MY INCOME BE AFFECTED BY THE SPECIAL DISTRIBUTION?

     The savings account analogy also applies to income. A shareholder's income will actually increase ever so slightly if the special year-end distribution is reinvested in additional shares. If the distribution is not reinvested, income will be reduced by about 4%.

     We have projected into January, 2000 the historical income data for the Fund contained in the following chart, which has appeared in these reports many times before. The solid red line (measured on the left-hand scale) represents the monthly dollar income received from an original investment in 1,000 shares of the Fund. It is based on the assumption that the shareholder spent his or her regular monthly income from the Fund and reinvested at net asset value just the portion of each special year-end distribution that was "above and beyond" the monthly dividends.

                       [MONTHLY DIVIDEND INCOME CHART]

--------------------------------------------------------------------------------
           PREFERRED INCOME OPPORTUNITY FUND MONTHLY DIVIDEND INCOME
                 On a 1,000 Share ($12,500) Initial Investment
--------------------------------------------------------------------------------


        Monthly Dividend Income                30 Year Treasury Yield
Dec-91
Jan-92                                                7.76
Feb-92                                                7.79
Mar-92                                                7.96
Apr-92                                                8.03
May-92                               82.5             7.84
Jun-92                               82.5             7.78
Jul-92                               82.5             7.46
Aug-92                               82.5             7.41
Sep-92                               82.5             7.38
Oct-92                               82.5             7.62
Nov-92                               82.5             7.6
Dec-92                               83.14            7.39
Jan-93                               83.14            7.19
Feb-93                               83.14            6.9
Mar-93                               83.14            6.92
Apr-93                               83.14            6.93
May-93                               83.14            6.98
Jun-93                               83.14            6.67
Jul-93                               83.14            6.56
Aug-93                               83.14            6.09
Sep-93                               83.14            6.02
Oct-93                               83.14            5.97
Nov-93                               83.14            6.3
Dec-93                               79.87            6.35
Jan-94                               79.87            6.24
Feb-94                               79.87            6.66
Mar-94                               79.87            7.09
Apr-94                               79.87            7.3
May-94                               85.89            7.43
Jun-94                               85.89            7.61
Jul-94                               85.89            7.39
Aug-94                               85.89            7.48
Sep-94                               85.89            7.82
Oct-94                               85.89            7.96
Nov-94                               89.17            7.94
Dec-94                               88.36            7.88
Jan-95                               88.36            7.73
Feb-95                               88.36            7.55
Mar-95                               88.36            7.43
Apr-95                               88.36            7.33
May-95                               88.36            6.63
Jun-95                               83.83            6.54
Jul-95                               83.83            6.9
Aug-95                               83.83            6.61
Sep-95                               83.83            6.5
Oct-95                               83.83            6.36
Nov-95                               83.83            6.08
Dec-95                               78.73            5.95
Jan-96                               78.73            6.05
Feb-96                               78.73            6.36
Mar-96                               78.73            6.67
Apr-96                               78.73            6.83
May-96                               83.83            7
Jun-96                               83.83            6.95
Jul-96                               83.83            7.01
Aug-96                               83.83            7.12
Sep-96                               83.83            6.9
Oct-96                               83.83            6.81
Nov-96                               83.83            6.51
Dec-96                               84.06            6.6
Jan-97                               84.06            6.79
Feb-97                               84.06            6.8
Mar-97                               84.06            7.09
Apr-97                               84.06            6.89
May-97                               84.06            6.98
Jun-97                               84.06            6.74
Jul-97                               84.06            6.45
Aug-97                               84.06            6.61
Sep-97                               84.06            6.3
Oct-97                               84.06            6.15
Nov-97                               84.06            6.04
Dec-97                               79.79            5.95
Jan-98                               79.79            5.9
Feb-98                               79.79            6.02
Mar-98                               79.79            5.93
Apr-98                               79.79            5.95
May-98                               79.79            5.8
Jun-98                               79.79            5.62
Jul-98                               79.79            5.72
Aug-98                               79.79            5.26
Sep-98                               79.79            4.98
Oct-98                               79.79            5.15
Nov-98                               79.79            5.07
Dec-98                               81.35            5.09
Jan-99                               81.35            5.09
Feb-99                               81.35            5.58
Mar-99                               81.35            5.62
Apr-99                               81.35            5.66
May-99                               81.35            5.82
Jun-99                               88.18            5.97
Jul-99                               88.18            6.1
Aug-99                               88.18            6.06
Sep-99                               88.18            6.05
Oct-99                               88.18            6.16
Nov-99                               88.18            6.29
Dec-99                               88.18            6.48
                                     88.38
                                     88.43


     All distributions in excess of regular monthly dividends are assumed to be reinvested at NAV



     The chart's message is that the monthly income of shareholders that reinvest has actually increased since the inception of the Fund. That increase is rather remarkable in view of the substantial decline in the interest rates on long term U.S. Treasury bonds (the dashed red line measured on the right-hand scale) from roughly 8% to about 6 3/8% now.

WHAT IS THE DIFFERENCE BETWEEN TRADITIONAL PREFERREDS AND HYBRID PREFERREDS?

     It is basically a matter of corporate taxes. In all other respects, traditional and hybrid preferreds are really very similar. The markets for these two kinds of preferreds relate to each other in rather complicated ways, which occasionally provide opportunities for us to make some money for the Fund by taking advantage of pricing disparities.

     Traditional preferreds are treated for tax purposes just like common stock or any other equity security. The corporations that issue them do not get a tax deduction for the dividends that they pay. On the other hand, traditional preferreds are particularly appealing to corporate investors to whom the dividends on such issues are 70% tax-free. That is the result of the Dividends Received Deduction that was included in the federal tax laws many years ago to offset some of the double taxation of these dollars that would otherwise occur at the corporate level.

     Hybrid preferreds were created about six years ago for the purpose of allowing issuers to get a deduction for the dividend payments they make on preferreds, just as they would deduct interest payments on debt securities. Since the issuer pays no tax, there is no double tax to avoid and, correspondingly, no DRD available to a corporate holder of hybrids. Initially, individual investors were the primary purchasers of hybrids, but the market has now broadened to include institutions as well.

WHAT IS THE DISCOUNT FROM NET ASSET VALUE ON THE FUND'S SHARES?

     As this is being written, the discount of the market value of the Fund's shares from their net asset value is approximately 12%. As shown by the following graph, the discount has recently fluctuated rather consistently between the high single digits and the very low teens. Weekly updates of the graph of the discount are included in our web site at WWW.PREFERREDINCOME.COM.

                                    [CHART]

                       Preferred Income Opportunity Fund
                    Premium/Discount of Market Price to NAV


                                                    PREMIUM/DISCOUNT
                                                    ----------------
12/27/91
1/3/92
1/10/92
1/17/92
1/24/92
1/31/92
2/7/92
2/14/92
2/21/92                                                    7.26
2/28/92                                                    8.05
3/6/92                                                     8.74
3/13/92                                                    9.80
3/20/92                                                    8.19
3/27/92                                                    5.56
4/3/92                                                     5.38
4/10/92                                                    7.05
4/17/92                                                    5.47
4/24/92                                                    5.90
5/1/92                                                     5.46
5/8/92                                                     5.36
5/15/92                                                    3.06
5/22/92                                                    2.48
5/29/92                                                    3.07
6/5/92                                                     1.81
6/12/92                                                    4.00
6/19/92                                                    3.57
6/26/92                                                    4.42
7/3/92                                                     4.75
7/10/92                                                    6.26
7/17/92                                                    8.00
7/24/92                                                    5.92
7/31/92                                                    6.47
8/7/92                                                     6.13
8/14/92                                                    6.28
8/21/92                                                    5.14
8/28/92                                                    5.39
9/4/92                                                     4.09
9/11/92                                                    6.84
9/18/92                                                    5.72
9/25/92                                                    5.39
10/2/92                                                    6.20
10/9/92                                                    6.75
10/16/92                                                   4.90
10/23/92                                                   1.88
10/30/92                                                   4.74
11/6/92                                                    1.80
11/13/92                                                   1.88
11/20/92                                                   4.08
11/27/92                                                   8.44
12/4/92                                                    6.30
12/11/92                                                   5.15
12/18/92                                                   6.91
12/25/92                                                   6.38
1/1/93                                                     6.21
1/8/93                                                     6.79
1/15/93                                                    5.95
1/22/93                                                    4.34
1/29/93                                                    4.75
2/5/93                                                     4.83
2/12/93                                                    2.84
2/19/93                                                    2.02
2/26/93                                                    3.10
3/5/93                                                     4.73
3/12/93                                                    6.51
3/19/93                                                    3.03
3/26/93                                                    3.60
4/2/93                                                     5.14
4/9/93                                                     6.75
4/16/93                                                    5.70
4/23/93                                                    8.53
4/30/93                                                    6.51
5/7/93                                                     5.13
5/14/93                                                    6.10
5/21/93                                                    5.70
5/28/93                                                    4.41
6/4/93                                                     4.97
6/11/93                                                    5.61
6/18/93                                                    4.97
6/25/93                                                    4.17
7/2/93                                                     4.72
7/9/93                                                     4.25
7/16/93                                                    3.62
7/23/93                                                    0.68
7/30/93                                                    3.06
8/6/93                                                     2.12
8/13/93                                                    1.81
8/20/93                                                    0.08
8/27/93                                                    3.70
9/3/93                                                     3.31
9/10/93                                                    4.01
9/17/93                                                    3.38
9/24/93                                                    2.44
10/1/93                                                    2.14
10/8/93                                                    2.61
10/15/93                                                   2.63
10/22/93                                                   2.46
10/29/93                                                   0.90
11/5/93                                                    0.00
11/12/93                                                  -1.07
11/19/93                                                  -2.82
11/26/93                                                  -1.79
12/3/93                                                   -0.76
12/10/93                                                  -3.34
12/17/93                                                  -3.38
12/24/93                                                  -4.31
12/31/93                                                   2.49
1/7/94                                                    -0.36
1/14/94                                                    1.57
1/21/94                                                    -2.3
1/28/94                                                   -3.77
2/4/94                                                    -3.23
2/11/94                                                   -3.61
2/18/94                                                   -8.63
2/25/94                                                      -5
3/4/94                                                    -3.92
3/11/94                                                   -3.15
3/18/94                                                   -5.85
3/25/94                                                   -5.62
4/1/94                                                    -5.56
4/8/94                                                    -6.12
4/15/94                                                   -7.71
4/22/94                                                  -10.12
4/29/94                                                  -11.45
5/6/94                                                    -7.75
5/13/94                                                   -6.33
5/20/94                                                   -6.36
5/27/94                                                   -3.12
6/3/94                                                    -6.83
6/10/94                                                   -2.88
6/17/94                                                   -4.57
6/24/94                                                   -3.93
7/1/94                                                    -4.09
7/8/94                                                     -4.5
7/15/94                                                    -4.9
7/22/94                                                   -2.94
7/29/94                                                   -3.27
8/5/94                                                    -2.21
8/12/94                                                   -3.03
8/19/94                                                   -2.69
8/26/94                                                   -3.48
9/2/94                                                    -2.04
9/9/94                                                    -3.18
9/16/94                                                   -4.09
9/23/94                                                   -6.28
9/30/94                                                    -6.2
10/7/94                                                  -13.22
10/14/94                                                 -11.49
10/21/94                                                  -14.1
10/28/94                                                  -10.4
11/4/94                                                   -7.86
11/11/94                                                  -9.76
11/18/94                                                   -9.9
11/25/94                                                   -7.7
12/2/94                                                   -4.02
12/9/94                                                   -8.68
12/16/94                                                  -7.32
12/23/94                                                  -6.04
12/30/94                                                  -8.51
1/6/95                                                     -0.1
1/13/95                                                   -1.41
1/20/95                                                   -3.03
1/27/95                                                   -6.19
2/3/95                                                    -1.19
2/10/95                                                   -3.14
2/17/95                                                   -7.02
2/24/95                                                   -3.76
3/3/95                                                    -2.97
3/10/95                                                   -5.85
3/17/95                                                   -5.23
3/24/95                                                   -5.34
3/31/95                                                   -3.93
4/7/95                                                    -3.41
4/14/95                                                   -3.93
4/21/95                                                    -6.9
4/28/95                                                   -3.41
5/5/95                                                    -5.76
5/12/95                                                   -5.01
5/19/95                                                   -9.33
5/26/95                                                   -7.53
6/2/95                                                    -4.81
6/9/95                                                    -7.29
6/16/95                                                   -7.02
6/23/95                                                   -7.49
6/30/95                                                   -6.86
7/7/95                                                     -6.9
7/14/95                                                   -8.69
7/21/95                                                  -10.87
7/28/95                                                   -9.11
8/4/95                                                    -9.73
8/11/95                                                  -10.18
8/18/95                                                  -10.11
8/25/95                                                    -7.8
9/1/95                                                    -7.06
9/8/95                                                    -8.33
9/15/95                                                    -7.1
9/22/95                                                   -7.49
9/29/95                                                   -6.41
10/6/95                                                   -7.18
10/13/95                                                 -10.06
10/20/95                                                  -9.09
10/27/95                                                 -10.12
11/3/95                                                  -12.32
11/10/95                                                  -9.62
11/17/95                                                 -10.71
11/24/95                                                 -10.93
12/1/95                                                  -10.14
12/8/95                                                  -12.77
12/15/95                                                 -12.33
12/22/95                                                 -12.65
12/29/95                                                 -14.54
1/5/96                                                   -11.97
1/12/96                                                  -12.79
1/19/96                                                  -13.12
1/26/96                                                  -11.46
2/2/96                                                   -12.33
2/9/96                                                   -12.33
2/16/96                                                  -12.79
2/23/96                                                  -13.03
3/1/96                                                   -11.24
3/8/96                                                   -14.65
3/15/96                                                  -15.08
3/22/96                                                  -14.87
3/29/96                                                  -15.15
4/5/96                                                   -13.15
4/12/96                                                  -12.86
4/19/96                                                  -12.79
4/26/96                                                  -13.83
5/3/96                                                   -12.57
5/10/96                                                   -11.3
5/17/96                                                  -14.08
5/24/96                                                  -13.86
5/31/96                                                  -13.86
6/7/96                                                   -12.55
6/14/96                                                  -13.37
6/21/96                                                  -13.01
6/28/96                                                   -9.18
7/5/96                                                   -10.79
7/12/96                                                   -9.11
7/19/96                                                  -11.22
7/26/96                                                   -9.39
8/2/96                                                    -8.76
8/9/96                                                    -6.88
8/16/96                                                   -6.73
8/23/96                                                   -8.81
8/30/96                                                   -8.36
9/6/96                                                    -8.36
9/13/96                                                   -6.61
9/20/96                                                   -8.89
9/27/96                                                   -9.91
10/4/96                                                   -8.76
10/11/96                                                  -8.76
10/18/96                                                  -9.35
10/25/96                                                  -8.34
11/1/96                                                   -7.96
11/8/96                                                   -9.32
11/15/96                                                  -7.26
11/22/96                                                  -5.86
11/29/96                                                  -6.08
12/6/96                                                   -7.92
12/13/96                                                  -8.13
12/20/96                                                 -10.09
12/27/96                                                  -8.37
1/3/97                                                    -6.93
1/10/97                                                   -5.62
1/17/97                                                   -6.93
1/24/97                                                   -8.34
1/31/97                                                   -6.78
2/7/97                                                    -6.23
2/14/97                                                   -5.51
2/21/97                                                   -6.45
2/28/97                                                   -6.05
3/7/97                                                    -5.81
3/14/97                                                   -6.54
3/21/97                                                   -7.15
3/28/97                                                   -7.15
4/4/97                                                    -5.73
4/11/97                                                   -9.73
4/18/97                                                   -8.06
4/25/97                                                   -7.48
5/2/97                                                    -6.72
5/9/97                                                     -5.2
5/16/97                                                   -6.47
5/23/97                                                   -5.73
5/30/97                                                   -3.62
6/6/97                                                    -6.15
6/13/97                                                   -3.85
6/20/97                                                   -4.73
6/27/97                                                   -4.18
7/4/97                                                    -4.98
7/11/97                                                   -5.85
7/18/97                                                   -4.86
7/25/97                                                    -6.3
8/1/97                                                    -2.73
8/8/97                                                    -7.01
8/15/97                                                   -7.15
8/22/97                                                   -7.67
8/29/97                                                   -4.72
9/5/97                                                     -5.8
9/12/97                                                   -6.56
9/19/97                                                   -5.57
9/26/97                                                   -4.92
10/3/97                                                   -2.92
10/10/97                                                  -4.92
10/17/97                                                  -5.06
10/24/97                                                  -5.74
10/31/97                                                  -4.77
11/7/97                                                   -4.42
11/14/97                                                  -3.77
11/21/97                                                  -6.88
11/28/97                                                  -4.84
12/5/97                                                   -4.06
12/12/97                                                  -6.52
12/19/97                                                  -6.48
12/26/97                                                  -4.56
1/2/98                                                    -1.71
1/9/98                                                    -1.97
1/16/98                                                   -1.85
1/23/98                                                    -6.2
1/30/98                                                   -4.77
2/6/98                                                     -5.3
2/13/98                                                   -6.04
2/20/98                                                   -4.56
2/27/98                                                   -4.77
3/6/98                                                    -4.73
3/13/98                                                   -5.68
3/20/98                                                   -4.87
3/27/98                                                   -5.79
4/3/98                                                    -6.82
4/10/98                                                   -5.08
4/17/98                                                    -6.2
4/24/98                                                   -7.68
5/1/98                                                    -6.18
5/8/98                                                     -5.4
5/15/98                                                   -7.17
5/22/98                                                   -6.64
5/29/98                                                   -6.48
6/5/98                                                    -6.43
6/12/98                                                   -6.27
6/19/98                                                   -5.73
6/26/98                                                      -6
7/3/98                                                    -5.75
7/10/98                                                   -5.62
7/17/98                                                   -5.63
7/24/98                                                   -4.65
7/31/98                                                   -5.26
8/7/98                                                    -4.72
8/14/98                                                   -8.64
8/21/98                                                   -9.54
8/28/98                                                    -5.4
9/4/98                                                    -6.18
9/11/98                                                   -4.87
9/18/98                                                   -3.92
9/25/98                                                   -4.02
10/2/98                                                   -5.54
10/9/98                                                   -7.44
10/16/98                                                  -4.85
10/23/98                                                  -4.06
10/30/98                                                  -6.16
11/6/98                                                   -3.96
11/13/98                                                  -4.81
11/20/98                                                  -6.41
11/27/98                                                  -4.78
12/4/98                                                   -4.13
12/11/98                                                  -3.63
12/18/98                                                  -5.37
12/25/98                                                  -1.32
1/1/99                                                    -1.96
1/8/99                                                    -2.97
1/15/99                                                   -3.92
1/22/99                                                   -6.27
1/29/99                                                   -6.77
2/5/99                                                     -6.1
2/12/99                                                   -8.87
2/19/99                                                   -9.37
2/26/99                                                  -10.78
3/5/99                                                    -8.46
3/12/99                                                    -6.5
3/19/99                                                  -10.22
3/26/99                                                   -8.88
4/2/99                                                    -7.24
4/9/99                                                   -10.29
4/16/99                                                   -7.81
4/23/99                                                    -9.3
4/30/99                                                  -11.56
5/7/99                                                   -10.15
5/14/99                                                  -12.77
5/21/99                                                  -12.56
5/28/99                                                  -10.93
6/4/99                                                   -10.07
6/11/99                                                   -5.58
6/18/99                                                   -8.35
6/25/99                                                   -6.02
7/2/99                                                    -5.32
7/9/99                                                    -5.32
7/16/99                                                   -7.61
7/23/99                                                   -5.58
7/30/99                                                   -8.29
8/6/99                                                    -4.64
8/13/99                                                    -7.8
8/20/99                                                   -8.64
8/27/99                                                   -3.45
9/3/99                                                   -10.57
9/10/99                                                   -9.38
9/17/99                                                   -6.83
9/24/99                                                   -4.01
10/1/99                                                    -7.7
10/8/99                                                    -8.6
10/15/99                                                 -12.31
10/22/99                                                 -12.54
10/29/99                                                 -12.23
11/5/99                                                  -11.92
11/12/99                                                 -12.52
11/19/99                                                  -8.26
11/26/99                                                  -9.79
12/3/99                                                   -10.1
12/10/99                                                  -8.47
12/17/99                                                 -11.57
12/24/99                                                 -12.12
12/31/99                                                  -3.54

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                                  FINANCIAL DATA
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                                  ----------------------------------------------

                                                                                                DIVIDEND
                                                       DIVIDEND   NET ASSET       NYSE        REINVESTMENT
                                                         PAID       VALUE     CLOSING PRICE     PRICE(1)
                                                       --------   ---------   -------------   -------------
December 31, 1998....................................  $0.8100     $12.75       $12.5000         $12.53
January 31, 1999.....................................   0.0655      12.67        11.9375          11.92
February 28, 1999....................................   0.0655      12.68        11.3125          11.62
March 31, 1999.......................................   0.0655      12.61        11.6250          11.57
April 30, 1999.......................................   0.0655      12.65        11.1875          11.15
May 31, 1999.........................................   0.0655      12.56        11.1875          11.38
June 30, 1999........................................   0.0710      12.41        11.6250          11.57
July 31, 1999........................................   0.0710      12.13        11.1250          11.12
August 31, 1999......................................   0.0710      12.00        10.9375          10.87
September 30, 1999...................................   0.0710      11.86        10.8750          10.87
October 31, 1999.....................................   0.0710      11.75        10.3125          10.43
November 30, 1999....................................   0.0710      11.50        10.5000          10.46
December 31, 1999....................................   0.5800      10.82        10.4375           N.A.

---------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
----------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
 PREFERRED STOCKS AND SECURITIES -- 92.0%
  ADJUSTABLE RATE PREFERRED STOCKS -- 10.8%
        UTILITIES -- 4.0%
             Niagara Mohawk Power Corporation:
   95,275      Series A, Adj. Rate Pfd. ......   $ 2,387,830*
  184,723      Series B, Adj. Rate Pfd. ......     4,641,165*
   25,000      Series C, Adj. Rate Pfd. ......       628,125*
    6,800    Northern Indiana Public Service
               Company,
               Series A, Adj. Rate Pfd. ......       327,250*
                                                 -----------
             TOTAL UTILITY ADJUSTABLE RATE
               PREFERRED STOCKS...............     7,984,370
                                                 -----------
        BANKING -- 6.5%
    9,011    Bank One Corporation,
               Series B, Adj. Rate Pfd. ......       862,803*
   29,450    Chase Manhattan Corporation,
               Series L, Adj. Rate Pfd. ......     2,812,475*
   65,676    Citigroup Inc.,
               Series Q, Adj. Rate Pfd. ......     1,539,281*
             Deutsche Bank AG:
   28,000      Bankers Trust New York
               Corporation, Series Q, Adj.
               Rate Pfd. .....................       656,250*
  125,500      Bankers Trust New York
               Corporation, Series R, Adj.
               Rate Pfd. .....................     2,941,406*
    7,100    J.P. Morgan & Company, Inc.,
               Series A, Adj. Rate Pfd. ......       549,363*
    5,100    Republic New York Corporation,
               Series D, Adj. Rate Pfd. ......       121,763*
   77,700    Wells Fargo & Company,
               Series B, Adj. Rate Pfd. ......     3,399,375*
                                                 -----------
             TOTAL BANKING ADJUSTABLE RATE
               PREFERRED STOCKS...............    12,882,716
                                                 -----------
        FINANCIAL SERVICES -- 0.3 %
   12,500    Student Loan Marketing
               Association, Series A, Adj. Rate
               Pfd. ..........................       584,375*
                                                 -----------
             TOTAL ADJUSTABLE RATE PREFERRED
               STOCKS.........................    21,451,461
                                                 -----------

FIXED RATE PREFERRED STOCKS AND SECURITIES -- 81.2%
        UTILITIES -- 32.8%
             Alabama Power Company:
    3,332      4.60% Pfd. ....................   $   250,666*
    1,852      4.72% Pfd. ....................       142,965*
      100      4.92% Pfd. ....................         8,046*
  113,650      5.83% Pfd. ....................     2,420,177*
   40,000    Alabama Power Capital Trust II,
               7.60% TOPrS....................       921,400
   70,400    Appalachian Power Company, 8.00%
               QUIDS, Series B................     1,678,336
             Baltimore Gas & Electric Company:
   10,650      6.70% Pfd., Series 1993........     1,143,704*
   12,000      6.99% Pfd., Series 1995........     1,313,100*
   10,000    Boston Edison Company,
               4.78% Pfd. ....................       772,650*
    1,328    Central Hudson Gas & Electric
               Corporation,
               4.35% Pfd., Series D...........        94,573*
   12,450    Columbus Southern Power Company,
               7.92% Jr. Sub. Debt, Series B..       291,143
             Central Power and Light Company:
  134,100      CPL Capital,
               8.00% QUIPS, Series A..........     3,107,097
             Duke Energy Corporation:
    7,019      4.50% Pfd., Series C...........       515,861*
   10,003      7.85% Pfd., Series S...........     1,088,276*
    1,009      7.00% Pfd., Series W...........       107,534*
             Duquesne Light Company:
   53,750      Duquesne Capital,
               8.375% MIPS, Series A..........     1,288,656
    6,000    Entergy Arkansas Inc.,
               7.40% Pfd. ....................       594,120*
    3,471    Entergy Louisiana Inc.,
               7.36% Pfd. ....................       335,333*
             Florida Power & Light Company:
    4,000      4.50% Pfd. ....................       296,660*
    4,105      4.35% Pfd., Series E, Pvt. ....       289,546*
   34,180      6.98% Pfd., Series S...........     3,649,228*
   14,200      7.05% Pfd., Series T...........     1,522,737*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1999
                                  ----------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
   PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
             Florida Progress Corporation:
   52,250      FPC Capital I,
               7.10% QUIPS, Series A..........  $  1,104,826
    4,700    Georgia Power Capital Trust I,
               7.75%, Series T................       108,030
             Hawaiian Electric Company, Inc.:
   23,600      HECO Capital Trust I,
               8.05% QUIPS....................       542,328
             Indiana Michigan Power Company:
   10,000      8.00% Pfd., Series A...........       234,350
   60,000      7.60% Pfd., Series B...........     1,313,400
    7,711    Jersey Central Power & Light
               Company, 7.52% Sinking Fund
               Pfd., Series K.................       807,110*
   22,000    MidAmerican Energy Financing I,
               7.98% QUIPS, Series A..........       509,520
   15,000    Mississippi Power Company, 6.32%
               Pfd. ..........................       375,675*
   20,000    Monongahela Power Company, $7.73
               Pfd., Series L.................     2,178,300*
             Nevada Power Company:
   51,280      NVP Capital I,
               8.20% QUIPS, Series A..........     1,166,620
    5,000    New York State Electric & Gas
               Corporation,
               6.30% Sinking Fund Pfd. .......       518,050*
             Niagara Mohawk Power Corporation:
   17,890      7.85% Sinking Fund Pfd. .......       454,585*
    6,250      4.10% Pfd. ....................       377,938*
   41,250      6.905% Pfd. ...................     2,081,681*
             Northern States Power Company:
    2,480      $4.10 Pfd. ....................       168,590*
    2,660      $4.16 Pfd. ....................       183,460*
             Ohio Power Company:
   16,800      7.375% Sr. Notes...............       366,156
   47,500      7.92% QUIDS, Series B..........     1,083,475
             PacifiCorp:
    5,800      $7.48 Pfd. Sinking Fund Pfd. ..       634,462*
    6,000      $4.72 Pfd. ....................       467,970*
             PECO Energy:
    1,100      $4.30 Pfd., Series B...........  $     73,101*
    5,000      $4.40 Pfd., Series C...........       299,375*
1,000,000      Capital Trust III,
               $7.38 4/6/28 Capital Security,
               Series D.......................       878,610
    2,493    Potomac Electric Power Company,
               $2.44 Pfd., Series 1957........        99,433*
             PP&L Resources, Inc.:
  105,000      PP&L Capital Trust II,
               8.10% TOPrS....................     2,481,675
   10,650    PSI Energy, Inc.,
               6.875% Pfd. ...................     1,125,812*
   91,500    Public Service Company of
               Colorado Capital Trust I,
               7.60% TOPrS....................     2,025,352
             Public Service Enterprise Group
               Incorporated:
   53,500      Enterprise Capital Trust I,
               7.44% TOPrS, Series A..........     1,084,713
   14,020      Public Service Electric & Gas
               Company,
               5.28% Pfd., Series E...........     1,183,779*
             Puget Sound Energy, Inc.:
   24,655      7.75% Sinking Fund Pfd. .......     2,581,872*
  125,300      7.45% Pfd., Series II..........     3,351,149*
             Reliant Energy, Inc.:
   34,000      REI Trust I,
               7.20% TOPrS, Series C..........       704,310
             Rochester Gas & Electric
               Corporation:
    4,030      4.75% Pfd., Series I...........       298,744*
    4,960      4.10% Pfd., Series J...........       317,366*
             Sempra Energy:
    2,150      Pacific Enterprises,
               $4.50 Pfd. ....................       152,112*
   46,500    San Diego Gas & Electric Company,
               6.80% Pfd. ....................     1,213,883*
             South Carolina Electric & Gas
               Company:
   15,000      5.125% Purchase Fund Pfd. .....       642,975*
   86,200      SCE&G Trust I,
               7.55%, Series A................     1,989,927
    4,000    Southern Indiana Gas & Electric,
               4.75% Pfd. Pvt. ...............       300,880*

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
-----------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
   35,000    Southwestern Public Service
               Capital I, 7.85%, Series A.....  $    810,425
             TransCanada PipeLines Ltd.:
               TransCanada Capital:
   57,300      8.75% TOPrS....................     1,403,277
    8,700      8.25%..........................       201,796
             Union Electric Power Company:
    3,000      $7.64 Pfd. ....................       327,900*
4,000,000      7.69% 12/15/36 Capital
               Security, Series A.............     3,627,860
             Virginia Electric & Power
               Company:
    1,665      $4.04 Pfd. ....................       108,716*
    2,270      $4.20 Pfd. ....................       154,099*
    5,700      $6.98 Pfd. ....................       606,423*
             Wisconsin Energy Corporation:
   35,000      WEC Capital Trust I,
               6.85%..........................       726,950
                                                ------------
             TOTAL UTILITY FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................    65,280,848
                                                ------------
        BANKING -- 17.4 %
             ABN Amro North America:
    1,050      LaSalle National Corporation,
               6.46% Pfd. 144A***.............       992,318*
             BancWest Corporation:
6,500,000      First Hawaiian Capital I,
               8.343% 7/1/27 Capital Security,
               Series B.......................     6,164,242
             Bank of America Corporation:
1,500,000      NationsBank Capital Trust II,
               7.83% 12/15/26 Capital
               Security.......................     1,432,928
  540,000    Bank of New York Company, Inc.,
               7.78% 12/1/26 Capital Security
               144A***........................       508,834
   48,925    Chase Manhattan Corporation,
               10.84% Pfd., Series C..........     1,384,088*
             Citigroup Inc.:
   50,780      6.213% Pfd., Series G..........     2,356,192*
   91,050      5.864% Pfd., Series M..........     4,037,612*
             Deutsche Bank AG:
3,400,000      BT Capital Trust B,
               7.90% 1/15/27 Capital
               Security.......................  $  3,194,827
             First Union Corporation:
  300,000      First Union Institutional
               Capital I, 8.04% 12/1/26
               Capital Security...............       285,632
1,885,000      First Union Institutional
               Capital II, 7.85% 1/1/27
               Capital Security...............     1,770,863
1,500,000      First Union Capital II, 7.95%
               11/15/29 Capital Security......     1,471,395
             FleetBoston Financial Corporation
  916,000      BankBoston Capital Trust I,
               8.25% 12/15/26 Capital
               Security.......................       894,213
1,275,000      BankBoston Capital Trust II,
               7.75% 12/15/26 Capital
               Security, Series B.............     1,181,217
   12,300      Fleet Financial Group, Inc.,
               6.75% Pfd., Series VI..........       656,205*
             GreenPoint Financial Corporation:
2,500,000      GreenPoint Capital Trust I,
               9.10% 6/1/27 Capital Security..     2,346,613
             J.P. Morgan & Company, Inc.:
1,050,000      JPM Capital Trust I,
               7.54% 1/15/27 Capital
               Security.......................       964,835
1,160,000      JPM Capital Trust II,
               7.95% 2/1/27 Capital
               Security.......................     1,110,253
             Republic New York Corporation:
    4,600      5.715% Pfd. ...................       202,124*
3,285,000      Republic NY Capital Trust II,
               7.53% 12/4/26 Capital
               Security.......................     2,933,948
  750,000    Wells Fargo & Company, Capital I,
               7.96% 12/15/26 Capital
               Security.......................       726,562
                                                ------------
             TOTAL BANKING FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................    34,614,901
                                                ------------
             FINANCIAL SERVICES -- 16.0 %
             Bear Stearns Companies, The:
   44,500      5.72% Pfd., Series F...........     1,847,863*
   78,650      5.49% Pfd., Series G...........     3,143,641*
2,500,000    Countrywide Credit Capital I,
               8.00% 12/15/26 Capital
               Security.......................     2,313,988

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1999
                                  ----------------------------------------------

                                                   VALUE
SHARES/PAR                                        (NOTE 1)
----------                                        --------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
   FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        FINANCIAL SERVICES (CONTINUED)
             Donaldson, Lufkin & Jenrette,
               Inc.:
   11,800      DLJ Capital Trust,
               8.42%..........................  $    284,439
             Heller Financial Inc.:
   17,000      6.687% Pfd., Series C..........     1,641,095*
    6,700      6.95% Pfd., Series D...........       672,211*
             Household International, Inc.:
  174,950      Household Capital Trust II,
               8.70%..........................     4,268,780
   58,000      Household Capital Trust IV,
               7.25%..........................     1,204,370
             Lehman Brothers Holdings Inc.:
  236,755      5.00% Convertible Pfd.,
               Series B.......................     6,642,162*
   64,600      5.94% Pfd., Series C...........     2,690,267*
   22,400      5.67% Pfd., Series D...........       894,208*
             Merrill Lynch & Co., Inc.:
   30,000      ML Capital Trust,
               8.00% TOPrS....................       748,950
  110,000    SLM Holding Corporation,
               6.97% Pfd. ....................     5,429,600*
                                                ------------
             TOTAL FINANCIAL SERVICES
               FIXED RATE PREFERRED STOCKS
               AND SECURITIES.................    31,781,574
                                                ------------
        INSURANCE -- 7.8 %
             Allstate Corporation:
1,920,000      Allstate Financing II,
               7.83% 12/1/45 Capital
               Security.......................     1,809,590
             American General Corporation:
  735,000      American General Capital A,
               7.57% 12/1/45 Capital Security
               144A***........................       699,128
             Hartford Financial Services
               Group, Inc.:
   61,986      Hartford Capital II,
               8.35% QUIPS, Series B..........     1,509,049
             MMI Companies, Inc.:
6,700,000      MMI Capital Trust I,
               7.625% 12/15/27 Capital
               Security, Series B.............     4,456,840
             Provident Companies, Inc.:
1,810,000      Provident Financing Trust I,
               7.405% 3/15/38 Capital
               Security.......................  $  1,535,052
       15    Prudential Human Resources
               Management Company, Inc., 6.30%
               Private Placement, Sinking Fund
               Pfd., Series A.................     1,485,472*
             SAFECO Corporation:
4,600,000      Safeco Capital Trust I, 8.072%
               7/15/37 Capital Security.......     4,035,097
                                                ------------
             TOTAL INSURANCE FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................    15,530,228
                                                ------------
        MISCELLANEOUS INDUSTRIES -- 7.2 %
   44,100    Anadarko Petroleum Corporation,
               5.46% Pfd. ....................     3,556,444*
             Coastal Corporation, The:
   40,200      Coastal Finance I,
               8.375% TOPrS...................       950,328
    3,000    E.I. Du Pont de Nemours and
               Company, $4.50 Pfd.,
               Series B.......................       221,730*
   57,600    Farmland Industries Inc.,
               8.00% Pfd. 144A***.............     2,634,913*
             KN Energy, Inc.:
3,750,000      KN Capital Trust III, 7.63%
               4/15/28 Capital Security.......     3,329,400
   30,000    LASMO America Ltd.,
               8.15% Pfd. 144A***.............     3,213,300*
    9,520    Viad Corporation,
               $4.75 Sinking Fund Pfd. .......       550,780*
                                                ------------
             TOTAL MISCELLANEOUS INDUSTRIES
               FIXED RATE PREFERRED STOCKS AND
               SECURITIES.....................    14,456,895
                                                ------------
             TOTAL FIXED RATE
               PREFERRED STOCKS
               AND SECURITIES.................   161,664,446
                                                ------------
             TOTAL PREFERRED STOCKS
               AND SECURITIES
               (Cost $188,677,642)............   183,115,907
                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1999
----------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
  ------                                          --------
 COMMON STOCKS -- 0.5 %
        UTILITIES -- 0.5 %
   47,250    Avista Corporation $1.24
               RECONS......................... $     727,886*
    8,150    WPS Resources Corporation........       213,163*
                                               -------------
             TOTAL UTILITY COMMON STOCKS
               (Cost $1,062,635)..............       941,049
                                               -------------
OPTION CONTRACTS -- 1.9 % (Cost $3,177,232)
             March Put Options on U.S.
               Treasury Bond Futures, expiring
               2/20/00+.......................     3,822,208
                                               -------------
PRINCIPAL
  AMOUNT
---------

REPURCHASE AGREEMENT -- 4.0 % (Cost $8,012,000)
$8,012,000   Agreement with Warburg Dillon
               Read, 5.650% dated 11/30/99,
               to be repurchased at
               $8,013,257 on 12/1/99,
               collateralized by $7,533,000
               U.S. Treasury Note, 7.125% due
               2/15/23
               (value $8,173,305)............     8,012,000
                                               ------------
TOTAL INVESTMENTS
(Cost $200,929,509**).................. 98.4%   195,891,164
OTHER ASSETS AND LIABILITIES (Net).....   1.6     3,168,345
                                        -----  ------------
NET ASSETS............................  100.0% $199,059,509
                                        =====  ============

---------------

  * Securities eligible for the Dividends Received Deduction.
 ** Aggregate cost for federal tax purposes is $201,437,679.
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing.

ABBREVIATIONS (Note 6):
TOPrS   -- Trust Originated Preferred Securities
QUIPS   -- Quarterly Income Preferred Securities
MIPS    -- Monthly Income Preferred Securities
QUIDS   -- Quarterly Income Debt Securities
RECONS  -- Return Enhanced Convertible Securities


Capital Securities are considered debt instruments for financial statement purposes and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1999
                                  ----------------------------------------------

ASSETS:
  Investments, at value (Cost $200,929,509) (Note 1)
    See accompanying schedule...............................                   $195,891,164
  Cash......................................................                            434
  Dividends and interest receivable.........................                      2,045,346
  Receivable for securities sold............................                      1,549,948
  Prepaid expenses..........................................                         24,724
                                                                               ------------
          Total Assets......................................                    199,511,616
LIABILITIES:
  Dividends payable to Common Shareholders..................  $   176,319
  Investment advisory fee payable (Note 2)..................       92,890
  Professional fees payable.................................       56,822
  Accrued expenses and other payables.......................      126,076
                                                              -----------
          Total Liabilities.................................                        452,107
                                                                               ------------
NET ASSETS..................................................                   $199,059,509
                                                                               ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..............                   $  1,266,544
  Accumulated net realized gain on investments sold
     (Note 1)...............................................                      3,939,084
  Unrealized depreciation of investments (Note 3)...........                     (5,038,345)
  Par value of Common Stock.................................                        111,513
  Paid-in capital in excess of par value of Common Stock....                    128,780,713
  Money Market Cumulative Preferred(TM) Stock (Note 5)......                     70,000,000
                                                                               ------------
          Total Net Assets..................................                   $199,059,509
                                                                               ============
                                                               PER SHARE

NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (700 shares
     outstanding) redemption value..........................  $100,000.00      $ 70,000,000
  Accumulated undeclared dividends on Money Market
     Cumulative Preferred(TM) Stock (Note 9)................     1,227.40           859,178
                                                              -----------      ------------
                                                              $101,227.40        70,859,178
                                                              ===========
  Common Stock (11,151,287 shares outstanding)..............  $     11.50       128,200,331
                                                              ===========      ------------

TOTAL NET ASSETS............................................                   $199,059,509
                                                                               ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1999
-----------------------------------------------

INVESTMENT INCOME:
     Dividends..............................................                  $ 10,388,473
     Interest...............................................                     4,485,002
                                                                              ------------
          Total Investment Income...........................                    14,873,475
EXPENSES:
     Investment advisory fee (Note 2).......................  $1,166,592
     Administration fee (Note 2)............................     249,982
     Money Market Cumulative Preferred(TM) broker
       commissions and Auction Agent fees...................     189,942
     Insurance expense......................................      96,195
     Professional fees......................................      91,509
     Shareholder servicing agent fees and expenses
       (Note 2).............................................      83,858
     Directors' fees and expenses (Note 2)..................      78,398
     Economic consulting fee (Note 2).......................      42,223
     Custodian fees and expenses (Note 2)...................      29,813
     Other..................................................      85,535
                                                              ----------
          Total Expenses....................................                     2,114,047
                                                                              ------------
NET INVESTMENT INCOME.......................................                    12,759,428
                                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the
       year.................................................                     3,462,885
     Change in net unrealized appreciation of investments
       during the year......................................                   (17,230,783)
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                   (13,767,898)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ (1,008,470)
                                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                  ----------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              NOVEMBER 30, 1999    NOVEMBER 30, 1998
                                                              -----------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income..................................    $ 12,759,428         $ 12,722,158
     Net realized gain on investments sold during the
       year.................................................       3,462,885            8,379,883
     Change in net unrealized appreciation of investments
       during the year......................................     (17,230,783)          (6,412,102)
                                                                ------------         ------------
     Net increase/(decrease) in net assets resulting from
       operations...........................................      (1,008,470)          14,689,939

DISTRIBUTIONS:
     Dividends paid from net investment income to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5).............................................      (2,149,987)          (2,066,476)
     Distributions paid from net realized capital gains to
       Money Market Cumulative Preferred(TM) Stock
       Shareholders (Note 5)................................      (1,036,504)          (1,198,981)
     Dividends paid from net investment income to Common
       Stock Shareholders...................................     (10,745,348)          (9,921,815)
     Distributions paid from net realized capital gains to
       Common Stock Shareholders............................      (6,689,804)          (2,043,516)
                                                                ------------         ------------
NET DECREASE IN NET ASSETS FOR THE YEAR.....................     (21,630,113)            (540,849)
NET ASSETS:
     Beginning of year......................................     220,689,622          221,230,471
                                                                ------------         ------------
     End of year (including undistributed net investment
       income of $1,266,544 and $1,422,597, respectively)...    $199,059,509         $220,689,622
                                                                ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
---------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                              YEAR ENDED NOVEMBER 30,
                                                              --------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                              --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  13.50    $  13.53    $  12.91    $  12.35    $  10.92
                                                              --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
Net investment income.......................................      1.14        1.14        1.10        1.16        1.27
Net realized and unrealized gain/(loss) on investments......     (1.24)       0.17        0.87        0.53        1.73
                                                              --------    --------    --------    --------    --------
Total from investment operations............................     (0.10)       1.31        1.97        1.69        3.00
                                                              --------    --------    --------    --------    --------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP*
 Shareholders...............................................     (0.19)      (0.18)      (0.21)      (0.21)      (0.31)
Distributions paid from net realized capital gains to MMP*
 Shareholders...............................................     (0.09)      (0.11)      (0.04)      (0.03)      (0.00)#
Dividends paid from net investment income to Common Stock
 Shareholders...............................................     (0.96)      (0.89)      (0.92)      (0.87)      (1.11)
Distributions paid from net realized capital gains to Common
 Stock Shareholders.........................................     (0.60)      (0.18)      (0.16)         --       (0.17)
Change in accumulated undeclared dividends on MMP*..........     (0.06)+      0.02       (0.02)      (0.02)       0.02
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (1.90)      (1.34)      (1.35)      (1.13)      (1.57)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year................................  $  11.50+   $  13.50    $  13.53    $  12.91    $  12.35
                                                              ========    ========    ========    ========    ========
Market value, end of year...................................  $ 10.500    $ 12.875    $ 12.875    $ 12.000    $ 11.250
                                                              ========    ========    ========    ========    ========
Total investment return based on net asset value**..........   (2.99)%       8.29%      14.44%      13.11%      27.25%
                                                              ========    ========    ========    ========    ========
Total investment return based on market value**.............   (7.12)%       8.53%      17.16%      15.42%      25.02%
                                                              ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Operating expenses.......................................      1.53%       1.45%       1.48%       1.71%       1.78%
   Net investment income***.................................      6.81%       6.37%       6.44%       7.36%       8.47%
SUPPLEMENTAL DATA:
   Portfolio turnover rate..................................        64%         87%         74%         87%         94%
   Net assets, end of year (in 000's) (total Fund)..........  $199,060    $220,690    $221,230    $214,195    $207,720
------------------------------------------------------------
Ratio of operating expenses to total average net assets
 including MMP*.............................................      1.01%       0.99%       1.00%       1.13%       1.13%

  * Money Market Cumulative Preferred(TM) Stock.
 ** Assumes reinvestment of distributions at the price obtained by the Fund's
    Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.
  # Amount represents less than $0.01 per share.
  + Includes effect of additional distribution available to MMP* Shareholders
    ($0.05 per Common share). (See Notes 5 and 9 to the Financial Statements.)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                  ----------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.(See Note 5 to the Financial Statements.)

                                      INVOLUNTARY      AVERAGE
                            ASSET     LIQUIDATING       MARKET
           TOTAL SHARES   COVERAGE     PREFERENCE       VALUE
           OUTSTANDING    PER SHARE   PER SHARE(1)   PER SHARE(1)
           ------------   ---------   ------------   ------------
11/30/99       700        $284,371      $100,000       $100,000
11/30/98       700         315,271       100,000        100,000
11/30/97       700         316,044       100,000        100,000
11/30/96       700         305,992       100,000        100,000
11/30/95       700         296,743       100,000        100,000

---------------

(1) Excludes accumulated undeclared dividends.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Investment Adviser reviews and approves the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND
    TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. Effective October 8, 1999, the Fund revised its agreement with Primark and now pays Primark an annual fee equal to $25,000 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses. (See Note 9.)

     Chase Manhattan Bank ("Auction Agent") served as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent registrar, dividend disbursing agent and redemption agent, during the year. (See Note 9.)

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1999, excluding short-term investments, aggregated $127,438,975 and $136,421,864, respectively.

     At November 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $5,468,748 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $11,015,263.

4.  COMMON STOCK

     At November 30, 1999, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1999 and 1998.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction. Net assets available to Money Market Cumulative Preferred(TM) Stock at November 30, 1999 includes such an additional distribution of $534,709, which was declared on December 20, 1999. (See Note 9.) In prior years, additional distributions were not reported as available to Money Market Cumulative Preferred(TM) Stock until declared by the Board of Directors.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1999, 700 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.07%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

6.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid, i.e., fully taxable, preferred securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. Under normal conditions, the Fund may invest up to 35% of its assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, such as TOPrs, TIPS, QUIPS, MIPS, QUIDS, QUICS, QIB's, Capital Securities, and other similar or related investments, will be subject to the foregoing 35% limitation to the extent that, in the opinion of the Fund's Adviser, such investments are deemed to be debt-like in key characteristics.

7.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1999, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

8.  SIGNIFICANT SHAREHOLDERS

     At November 30, 1999, the Commerce Group, Inc. owned approximately 26.4% of the Fund's outstanding Common Stock.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

9.  SUBSEQUENT EVENTS

     On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of PNC Bank Corporation, acquired all of the outstanding stock of Investor Services Group (the "Transaction"). On that same date and as part of the Transaction, PFPC Inc., an indirect wholly-owned subsidiary of PNC Bank Corporation, was merged into Investor Services Group, which then changed its name to PFPC Inc.

     Bankers Trust Company, a wholly-owned subsidiary of Deutsche Bank, AG ("Auction Agent"), began serving as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent, effective December 1, 1999.

     On December 13, 1999, the Fund declared a distribution of $0.58 per share (of which for tax purposes $0.2451 per share represents a dividend from ordinary income and $0.3349 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 23, 1999, payable December 30, 1999.

     As a result of the gains and income realized by the Fund that did not qualify for the Corporate Dividends Received Deduction ("DRD"), a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TM) Stock Shareholders from January 1, 1999 through November 30, 1999 has been designated as being from capital gains and other non-DRD income, as required by Internal Revenue Service Ruling 89-81 with respect to the Internal Revenue Code of 1986, as amended. On December 20, 1999, the Fund declared an additional distribution of $534,709 payable December 22, 1999 to Money Market Cumulative Preferred(TM) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that less than 100% of the original distributions qualified for the DRD.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Opportunity Fund Incorporated:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Preferred Income Opportunity Fund Incorporated (the "Fund") at November 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                             PricewaterhouseCoopers LLP
January 12, 2000

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     For the fiscal year ended November 30, 1999, the Fund realized and, by December 31, 1999, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred(TM) Stock Shareholders of $4,510,511. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1999, including the Additional Distribution to Money Market Cumulative Preferred(TM) Stock Shareholders, 37.91% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 9.)

     For the calendar year ended December 31, 1999, 36.86% of all distributions paid to Common Stock Shareholders qualified for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 1999. (See Note 9.)

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC Inc. will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1999, $10,173 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either
(a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PFPC Inc. at 1-800-331-1710.

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

DIRECTORS
  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA
  David Gale
  Morgan Gust
  Robert F. Wulf, CFA

OFFICERS
  Robert T. Flaherty, CFA
    Chairman of the Board
    and President
  Donald F. Crumrine, CFA
    Vice President
    and Secretary
  Robert M. Ettinger, CFA
    Vice President
  Peter C. Stimes, CFA
    Vice President
    and Treasurer

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated
  e-mail: flaherty@fin-mail.com
  web site: www.preferredincome.com
QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME OPPORTUNITY FUND?
  - If your shares are held in a Brokerage
     Account, contact your Broker.
  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA 02104
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


                      [PREFERRED INCOME OPPORTUNITY LOGO]

                                ANNUAL
                                REPORT

                          NOVEMBER 30, 1999